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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):         March 20, 2000
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                             HealthGrades.com, Inc.
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                 (Exact Name of Registrant Specified in Charter)

           Delaware                         0-22019              62-1623449
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(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
        Incorporation)                                       Identification No.)

    44 Union Boulevard, Suite 600
         Lakewood, Colorado                                80228
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:       (303) 716-0041
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Item 5.  Other Events

On March 20, 2000, HealthGrades.com, Inc. issued a press release related to the closing of a previously announced financing transaction. A copy of the press release is attached to this filing as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Exhibits

99.1      Press Release dated March 20, 2000


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              HEALTHGRADES.COM, INC.
                                                  (Registrant)

                                              By: /s/ D. Paul Davis
                                                 ------------------------------
                                                 D. Paul Davis
                                                 Executive Vice President of
                                                 Finance/Chief Financial Officer

Dated:     March 21, 2000



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                                 EXHIBIT INDEX

EXHIBIT
  NO.               DESCRIPTION
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 99.1           Press Release dated March 20, 2000